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                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------
                      FORM S-3 REGISTRATION STATEMENT FOR
                      -----------------------------------
                        REGISTRATION OF DEBT SECURITIES
                        -------------------------------


        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ellen Oran Kaden and John J. Furey, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the issuance of debt securities of Campbell Soup Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         CAMPBELL SOUP COMPANY                     September 23, 1999
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                                   Signature
                                   ---------

/s/ Dale F. Morrison                           /s/ Philip E. Lippincott
------------------------------                 ---------------------------------
Dale F. Morrison                               Philip E. Lippincott
President and Chief Executive                  Chairman and Director
Officer and Director

/s/ Alva A. App                                /s/ Mary Alice Malone
------------------------------                 ---------------------------------
Alva A. App                                    Mary Alice Malone
Director                                       Director

/s/ Edmund M. Carpenter                        /s/ Charles H. Mott
------------------------------                 ---------------------------------
Edmund M. Carpenter                            Charles H. Mott
Director                                       Director

/s/ Bennett Dorrance                           /s/ Charles R. Perrin
------------------------------                 ---------------------------------
Bennett Dorrance                               Charles R. Perrin
Director                                       Director

/s/ Thomas W. Field                            /s/ George M. Sherman
------------------------------                 ---------------------------------
Thomas W. Field, Jr.                           George M. Sherman
Director                                       Director

/s/ Kent B. Foster                             /s/ Donald M. Stewart
------------------------------                 ---------------------------------
Kent B. Foster                                 Donald M. Stewart
Director                                       Director

/s/ Harvey Golub                               /s/ George Strawbridge, Jr.
------------------------------                 ---------------------------------
Harvey Golub                                   George Strawbridge, Jr.
Director                                       Director

/s/ David K. P. Li                             /s/ Charlotte C. Weber
------------------------------                 ---------------------------------
David K. P. Li                                 Charlotte C. Weber
Director                                       Director